                                                               EXHIBIT (a)(1)(B)

                                  ZONAGEN, INC.

                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                                  ZONAGEN, INC.
                        PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 19, 2003

ZONAGEN'S OFFER AND YOUR RIGHT TO WITHDRAW YOUR SHARES WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON FRIDAY, DECEMBER 19, 2003, UNLESS THE OFFER IS EXTENDED. ZONAGEN MAY EXTEND THE OFFER PERIOD AT ANY TIME.


                        The Depository for the Offer is:

                        COMPUTERSHARE TRUST COMPANY, INC.


            By Mail:                                            By Hand:
         P.O. Box 1596                                        350 Indiana
    Denver, CO 80201-1596                                      Suite 800
                                                            Golden, CO 80401

         This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. You must sign the Letter of Transmittal in the appropriate space provided and complete the substitute form W-9 included herein.

         For this Letter of Transmittal to be validly delivered, it must be received by Computershare Trust Company, Inc. (the "Depository") at one of the addresses contained herein before the Offer expires (in addition to the other requirements detailed in this letter and its instructions). Delivery of this Letter of Transmittal to another address will not constitute a valid delivery. Deliveries to Zonagen or the book-entry transfer facility will not be forwarded to the Depository and will not constitute a valid delivery.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

         - You should complete this Letter of Transmittal only if you are including with this letter certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery you have previously sent to the Depository).

         If you want to tender your shares into the Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the Depository before the Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 6 of the Offer to Purchase. See Instruction 2.

         If you want to retain your shares, you do not need to take any action.

----------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF SHARES TENDERED
                                            (SEE INSTRUCTIONS 3, 4 AND 8)
----------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES)
             OF REGISTERED HOLDER(S)
         (PLEASE USE PREADDRESSED LABEL
               OR FILL IN EXACTLY                                             SHARES TENDERED
             AS NAME(S) APPEAR(S) ON                                   (ATTACH SIGNED ADDITIONAL LIST
                 CERTIFICATE(S))                                                IF NECESSARY)
----------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF
                                                         SHARE                 SHARES                NUMBER OF
                                                      CERTIFICATE           REPRESENTED BY             SHARES
                                                       NUMBER(S)(1)        CERTIFICATE(S)(1)         TENDERED(2)
                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------
                                                   TOTAL
                                                   CERTIFICATED
                                                   SHARES
                                                   TENDERED:
                                                   -------------------------------------------------------------------

                                                   -------------------------------------------------------------------
                                                   TOTAL SHARES
                                                   TENDERED(3):
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

(1)      Need not be completed if shares are delivered by book-entry transfer.

(2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

(3) If you do not designate an order, in the event that less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depository. See Instruction 8.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                ADDITIONAL INFORMATION REGARDING TENDERED SHARES

[ ] Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated. If so, you should contact the Depository for Zonagen's shares, at 1 (303) 262-0600, ext. 4732, for instructions as to obtaining an Affidavit of Loss. You must submit the Affidavit of Loss together with this Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depository immediately in order to receive further instructions, to permit timely processing of this documentation, and for a determination as to whether you will need to post a bond. The number of shares represented by lost or destroyed certificates:________________________.

[ ]      CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO AN ACCOUNT MAINTAINED BY THE DEPOSITORY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:
                                       -----------------------------------------

         Account Number:
                        --------------------------------------------------------

         Transaction Code Number:
                                 -----------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITORY AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s):
                                         ---------------------------------------

         Date of Execution of Notice of Guaranteed Delivery:
                                                            --------------------

         Name of Institution that Guaranteed Delivery:
                                                      --------------------------

         Depository Trust Company Participant Number (if Delivered by
         Book-Entry):
                     -----------------------------------------------------------

         Transaction Code Number (if Delivered by Book-Entry):
                                                              ------------------

                        PRICE AT WHICH YOU ARE TENDERING

         You must check one box and only one box if you want to tender your shares. If more than one box is checked or if no box is checked, your shares will not be properly tendered.

SHARES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER

[ ] I want to maximize the chance of having Zonagen accept for purchase all the shares I am tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes below, I hereby tender shares at, and am willing to accept, the Purchase Price resulting from the Offer process. This action could result in receiving a price as low as $1.83 per share.

                                       OR

PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

[    ]  $1.83          [    ]  $1.90         [    ]  $1.97         [    ]  $2.04
[    ]  $1.84          [    ]  $1.91         [    ]  $1.98         [    ]  $2.05
[    ]  $1.85          [    ]  $1.92         [    ]  $1.99         [    ]  $2.06
[    ]  $1.86          [    ]  $1.93         [    ]  $2.00         [    ]  $2.07
[    ]  $1.87          [    ]  $1.94         [    ]  $2.01         [    ]  $2.08
[    ]  $1.88          [    ]  $1.95         [    ]  $2.02         [    ]  $2.09
[    ]  $1.89          [    ]  $1.96         [    ]  $2.03         [    ]  $2.10


IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF COMMON STOCK.

                                 ODD LOT HOLDERS
                               (SEE INSTRUCTION 7)

         Complete this section ONLY if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares and are tendering all of your or such person's shares.

You either (CHECK ONE BOX):

[ ] are the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ] are a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares owned by such person.

Odd Lot Holders cannot conditionally tender.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 13)

         You may condition your tender of shares on Zonagen purchasing a specified minimum number of your tendered shares, as described in Section 9 of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by Zonagen in the Offer, none of the shares you tendered will be purchased. It is your responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

[ ] The minimum number of shares that must be purchased, if any are purchased, is: ________________ shares.

         If because of proration, the minimum number of shares that you designated above will not be purchased, Zonagen may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

[ ]      The tendered shares represent all shares held by me.


                          SPECIAL PAYMENT INSTRUCTIONS
                   (SEE INSTRUCTIONS 1, 4, 6, 7, 8, 9 AND 12)

         Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

Issue:  [ ] Check       [ ] Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                               (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                              (INCLUDE ZIP CODE)

Tax Identification or
Social Security Number:
                       ---------------------------------------------------------
                                     (SEE SUBSTITUTE FORM W-9)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:
               -----------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 4, 6, 7, 8, AND 9)

         Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be mailed or sent to someone other than you or to you at an address other than that designated earlier.

Mail:   [ ] Check       [ ] Certificate(s) to:

Name:
     ---------------------------------------------------------------------------
                               (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

         Zonagen has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Zonagen does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX BELOW LABELED "IMPORTANT - STOCKHOLDERS SIGN HERE" IF YOU WANT TO TENDER YOUR SHARES. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To Computershare Trust Company, Inc.:

         The undersigned hereby tenders to Zonagen, Inc, a Delaware corporation ("Zonagen"), the above-described shares of Zonagen's common stock, $.001 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 19, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal, as amended or supplemented from time to time (which together constitute the "Offer").

         Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, Zonagen all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the Depository as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the Depository also acts as the agent of Zonagen, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

                  1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Zonagen upon receipt by the Depository, as the undersigned's agent, of the purchase price with respect to the shares;

                  2. present certificates for the shares for cancellation and transfer on Zonagen's books; and

                  3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the Offer.

         The undersigned covenants, represents and warrants to Zonagen that:

                  1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, Zonagen will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

                  2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that
         (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

                  3. the undersigned will, upon request, execute and deliver any additional documents deemed by the Depository or Zonagen to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

                  4. the undersigned has read, understands and agrees to all of the terms of the Offer.

         The undersigned understands that Zonagen's acceptance of shares tendered pursuant to any one of the procedures described in Section 6 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and Zonagen upon the terms and subject to the conditions of the Offer. The undersigned acknowledges that under no circumstances will Zonagen pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, and the number of shares that the undersigned wishes to tender should be set forth in the appropriate boxes above. The price at which such shares are being tendered should be indicated in the box below.

         The undersigned understands that Zonagen will, upon the terms and subject to the conditions of the Offer, purchase up to 9,836,065 shares of its common stock, par value $0.001 per share (the "Shares") at a purchase price not greater than $2.10 nor less than $1.83 per Share (the "Purchase Price Range"), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer. Zonagen will select the lowest purchase price out of all of the prices at which Shares are tendered in the Offer within the Purchase Price Range (the "Purchase Price") that will allow Zonagen to buy the lesser of (1) all of the Shares properly tendered and not properly withdrawn or (2) a number of Shares tendered at or below the selected price with an aggregate purchase price of $18 million. All Shares acquired in the offer will be acquired at the same Purchase Price. If more shares are properly tendered and not properly withdrawn at or below the Purchase Price than Zonagen can purchase for an aggregate Purchase Price of $18 million, Zonagen will first purchase all of the shares held by stockholders holding less than 100 Shares and will then purchase the remaining shares on a pro rata basis. The undersigned understands that all shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not withdrawn will be purchased at the Purchase Price, upon the terms and subject to the conditions of the Offer, including its proration provisions, and that Zonagen will return all other shares not purchased pursuant to the Offer, including shares tendered at prices greater than the Purchase Price and not withdrawn prior to the Expiration Date and shares not purchased because of proration.

         The undersigned recognizes that, under the circumstances set forth in the Offer to Purchase, Zonagen may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that Zonagen has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if Zonagen does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

         The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

         All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                       IMPORTANT -- STOCKHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

         (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Dated:                          , 2003
      --------------------------

Name(s):
        ------------------------------------------------------------------------
                                      (PLEASE PRINT)

Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------

Tax Identification or Social Security Number:
                                             -----------------------------------
                                                   (SEE SUBSTITUTE FORM W-9)

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
                                   (PLEASE PRINT)

Title:
      --------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                 (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               -------------------------------------------------

Dated:                          , 2003
      --------------------------

--------------------------------------------------------------------------------
                 PAYOR'S NAME: COMPUTERSHARE TRUST COMPANY, INC.
--------------------------------------------------------------------------------

SUBSTITUTE                               PART 1 - Please provide your TIN in the box
FORM W-9                                 at the right and certify by signing and
                                         dating below.                                   Social Security Number(s)
DEPARTMENT OF THE TREASURY INTERNAL
REVENUE SERVICE (See Instruction 12)                                                                 OR
                                                                                        ------------------------------

                                                                                          Employer Identification
                                                                                                 Number(s)

                                         ------------------------------------------------------------------------------

Please fill in your name and address     PART 2 - Certification - Under penalties                  PART 3 -
-------------------------------------    perjury, I certify that:
Name                                                                                            Awaiting TIN [ ]
-------------------------------------    1. The number shown on the form is my           ------------------------------
Address (number and street)                 correct Taxpayer Identification Number            PART 4 - For Payee
-------------------------------------       (or I am waiting for a number to be                 Exempt from Back
City, State, and Zip Code                   issued to me) and                                     Withholding

                                         2. I am not subject to backup
                                            withholding because (a) I am exempt                    Exempt [ ]
                                            from backup withholding, (b) I have
                                            not been notified by the Internal
                                            Revenue Service ("IRS") that I am
                                            subject to backup withholding as a
                                            result of a failure to report all
                                            interest or dividends, or (c) the
                                            IRS has notified me that I am no
                                            longer subject to backup
                                            withholding.

--------------------------------------------------------------------------------
Certification Instructions - You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you currently are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item (2). If you are exempt from backup withholding, check the box in Part 4 above.


Signature:                                     Date:                     , 2003
          -------------------------------           ---------------------
--------------------------------------------------------------------------------

         Failure to complete and return this form may result in backup withholding of 30% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

         You must complete the following certificate if you checked the box in
Part 3 of Substitute Form W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number prior to the purchase of my Shares pursuant to the Offer, 30% of all reportable payments made to me in connection with the purchase of my Shares will be withheld.

Signature:                                         Date:                  , 2003
          ----------------------------------            -----------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

         1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

                  a. this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

                  b. the shares are tendered for the account of a bank, broker, dealer, credit union, savings association, or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association, or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

         In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, you must follow one of the following procedures:

                  a. The Depository must receive all of the following at its address above in this Letter of Transmittal before Zonagen's Offer expires:

         - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; AND

         - either (i) a properly completed and executed Letter of Transmittal, including any required signature guarantees, (ii) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer, or (iii) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2; AND

         -        any other documents required by this Letter of Transmittal.

                  OR

                  b. You must comply with the guaranteed delivery procedure set forth below.

         Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the Depository's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the Depository.

         Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the Depository, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Zonagen may enforce such agreement against them.

         Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depository before the Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depository before the Offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

                  a. the tender is made by or through an eligible guarantor institution;

                  b. the Depository receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

                  c. all of the following are received by the Depository within three Nasdaq trading days after the date of receipt by the Depository of the Notice of Guaranteed Delivery:

         - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2, AND

         - one of (i) a properly completed and executed Letter of Transmittal, including any required signature guarantees, (ii) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (iii) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2, AND

         -        any other documents required by this Letter of Transmittal.

         THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         Except as specifically permitted by Section 9 of the Offer to Purchase, Zonagen will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering Stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

         3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule that is signed by the Stockholder and attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND UNPURCHASED SHARES. If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued (when necessary) and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depository will be deemed to have been tendered. (This paragraph does not apply to Stockholders who tender by book-entry transfer.)

         If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a Stockholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering Stockholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the Stockholder.

         5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

         Exact Signature. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

         Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

         Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

         Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

         Signatures of Fiduciaries. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to Zonagen of his or her authority to so act.

         6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Zonagen will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the Offer. If, however, (a) payment of the purchase price is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depository will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

         7. ODD LOT HOLDERS. If Zonagen is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any Stockholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares. This preference will not be available unless the section captioned "Odd Lot Holders" is completed.

         8. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, Stockholders can specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 3 of the Offer to Purchase.

         9. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

         10. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by Zonagen in its sole discretion and that determination will be final and binding on all parties. Zonagen reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. Zonagen also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular Stockholder, and Zonagen's interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering Stockholder or waived by Zonagen. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, Zonagen determines. None of Zonagen, the Depository, or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

         11. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Depository at the telephone number and address set forth on the back page of the Offer to Purchase and set forth below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to Zonagen's representative at the telephone number and address set forth on the back page of the Offer to Purchase and set forth below.

         12. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a Stockholder whose tendered shares are accepted for purchase, or the Stockholder's assignee (in either case, the "payee"), provide the Depository with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the Depository is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

         To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN) that the payee is a U.S. person (including a U.S. resident alien), and that

                  a. the payee is exempt from backup withholding,

                  b. the payee has not been notified by the Internal Revenue Service that the payee is subject to backup withholding as a result of a failure to report all interest or dividends, or

                  c. the Internal Revenue Service has notified the payee that the payee is no longer subject to backup withholding.

         If the payee lacks a TIN, the payee should

                  a. consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN,

                  b. write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and

                  c. sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

         If the payee does not provide the payee's TIN to the Depository within sixty (60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the Depository. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

         If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

         Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should check "Exempt" in Part 4 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit an appropriate completed IRS Form W-8 or Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depository.

         Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

         13. CONDITIONAL TENDERS. As described in Sections 1, 6 and 9 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any shares tendered are purchased.

         If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

         As discussed in Section 9 of the Offer to Purchase, proration may affect whether Zonagen accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, Zonagen may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, Zonagen will limit its purchase in each case to the designated minimum number of shares.

         All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

         The conditional tender alternative is made available so that a Stockholder may seek to structure the purchase of shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such shares by the Stockholder, rather than the payment of a dividend to the Stockholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering Stockholder's responsibility to calculate the minimum number of shares that must be purchased from the Stockholder in order for the Stockholder to qualify for sale rather than dividend treatment. Each Stockholder is urged to consult his or her own tax advisor.

         14. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For shares to be properly tendered, the Stockholder MUST check the box indicating the price per share at which such holder is tendering shares under "Price (in Dollars) Per Share at Which Shares Are Being Tendered" on this Letter of Transmittal. CHECK ONE BOX ONLY. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES. A Stockholder wishing to tender portions of such holder's share holdings at different prices must complete a SEPARATE Letter of Transmittal for each price at which such holder wishes to tender each such portion of such holder's shares. The same shares cannot be tendered (unless previously properly withdrawn as provided in Section 7 of the Offer to Purchase) at more than one price.

         15. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact Computershare Trust Company, Inc., the Depository, at 1 (303) 262-0600, ext. 4732, between 9:00 a.m. and 4:00 p.m. Mountain Time, for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact Computershare Trust Company, Inc. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

                        The Depository for the Offer is:

                        COMPUTERSHARE TRUST COMPANY, INC.


         By Mail:                                             By Hand:
      P.O. Box 1596                                         350 Indiana
 Denver, CO 80201-1596                                       Suite 800
                                                          Golden, CO 80401

         The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each Zonagen Stockholder or such Stockholder's broker, dealer, commercial bank, trust company or nominee to the Depository at one of its addresses set forth above.

         Any questions or requests for assistance may be directed to the Depository at its telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning our Offer. To confirm delivery of shares, Stockholders are directed to contact the Depository.

                          Questions may be directed to:

                        Computershare Trust Company, Inc.

         Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to Louis Ploth, Secretary of Zonagen, by mail at 2408 Timberloch Place, Suite B-10, The Woodlands, Texas 77380, or by telephone at (281) 719-3400.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table will help determine the number to give the payer.

------------------------------------------------------------------------------------------------------------------------
                                                                                                     GIVE THE
                                  GIVE THE                                                           EMPLOYER
                                  SOCIAL SECURITY                                                    IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:         NUMBER OF--                   FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
------------------------------------------------------------------------------------------------------------------------
 1. An individual's account       The individual                8. Sole proprietorship account       The owner(4)
 2. Two or more individuals       The actual owner of the       9. A valid trust, estate, or         Legal entity (Do
    (joint account)               account or, if combined          pension trust                     not furnish the
                                  funds, any one of the                                              identifying number
                                  individuals(1)                                                     of the personal
                                                                                                     representative or
                                                                                                     trustee unless the
                                                                                                     legal entity
                                                                                                     itself is not
                                                                                                     designated in the
                                                                                                     account title.)(5)
 3. Husband and wife (joint       The actual owner of the       10. Corporate account                The corporation
    account)                      account or, if joint
                                  funds, either person(1)
 4. Custodian account of a minor  The minor(2)                  11. Religious, charitable, or        The organization
    (Uniform Gift to Minors Act)                                    educational  organization
                                                                    account
 5. Adult and minor (joint        The adult or, if the minor    12. Partnership account held in the  The partnership
    account)                      is the only contributor,          name of the  business
                                  the minor(1)
 6. Account in the name of        The ward, minor, or           13. Association, club, or other      The organization
    guardian or committee for a   incompetent person(3)             tax-exempt organization
    designated ward, minor, or
    incompetent person
 7. a.  The usual revocable       The grantor-trustee(1)        14. A broker or registered nominee   The broker or
        savings trust                                                                                nominee
        account (grantor is
        also trustee)
    b.  So-called trust account   The actual owner(1)           15. Account with the Department      The public entity
        that is not a legal or                                      of Agriculture in the name
        valid trust under State                                     of a public entity (such as
        law                                                         a State or local government,
                                                                    school district, or prison)
                                                                    that receives agricultural
                                                                    program payments
------------------------------------------------------------------------------------------------------------------------

(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish that person's Social Security number.

(4) Show the owner's name and furnish the owner's Social Security number or the employer identification number of the business.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circle or if there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number (TIN) or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and immediately apply for a number. If you do not have a TIN, write "Applied For" in Part 1 of the Substitute Form W-9, sign and date the form in Part 3 and the Certificate of Awaiting Taxpayer Identification Number and return the form to the payer.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

    o   A corporation.

    o   A financial institution.

    o An organization exempt from tax under section 501(a), or an individual retirement plan.

    o   The United States or any agency or instrumentality thereof.

    o A state, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

    o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

    o   An international organization or any agency, or instrumentality thereof.

    o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

    o   A real estate investment trust.

    o   A common trust fund operated by a bank under section 584(a).

    o   An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

    o An entity registered at all times during the year under the Investment Company Act of 1940.

    o   A foreign central bank of issue.

    o   A middleman known in the investment community as a nominee or custodian.

    Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

    o   Payments to nonresident aliens subject to withholding under section
        1441.

    o Payments to partnerships not engaged in a trade or business in the U.S. and that have at least one nonresident partner.

    o   Payments of patronage dividends not paid in money.

    o   Payments made by certain foreign organizations.

    Payments of interest not generally subject to backup withholding include the following:

    o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

    o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

    o   Payments described in section 6049(b)(5) to non-resident aliens.

    o Payments on tax-free covenant bonds under section 1451. o Payments made by certain foreign organizations.

If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR CORRECT TIN IN PART 1 OF THE FORM, WRITE "EXEMPT" IN PART 2 OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N.

PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to give a correct TIN to payers who must report the payments to IRS. IRS uses the TIN for identification purposes. Payers must be given the TIN whether or not recipients are required to file tax returns. Payers must generally withhold from taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TIN.--If you fail to furnish your TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE